Exhibit (10)


                         CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Financial Highlights" in the Prospectus and "Auditors" in the Statement of Additional Information and to the incorporation by reference of our reports on UBS Cash Reserves Fund, UBS Select Money Market Fund and UBS Liquid Assets Fund dated June 19, 2002 in this Registration Statement (Form N-1A No. 333-52965) of UBS Money Series.


                                                      /s/ ERNST & YOUNG LLP
                                                      ERNST & YOUNG LLP



New York, New York
August 26, 2002